pioneer
                            The one to remember.(SM)

                                    PIONEER
                             --------------------
                                   LARGE CAP
                                     VALUE
                                      FUND

                                   Semiannual
                                     Report

                                    3/31/02

                                 [Pioneer Logo]

 Table of Contents
--------------------------------------------------------------------------------

 Letter from the President            1
 Portfolio Summary                    2
 Performance Update                   3
 Portfolio Management Discussion      4
 Schedule of Investments              6
 Financial Statements                13
 Notes to Financial Statements       17

Pioneer Large Cap Value Fund

LETTER FROM THE PRESIDENT 3/31/02

Dear Shareowners,
--------------------------------------------------------------------------------
The market's renewed vigor since last fall suggests that investors have been repositioning portfolios in anticipation of better economic times. Low interest rates, lower taxes and falling energy costs have been keys to the optimistic mood.

That optimism appears to have been justified. Judging by recent reports, the U.S. economy has absorbed the shock from September 11 and, for the most part, moved closer to normalcy. A mild upturn now appears to be underway according to Federal Reserve Board figures, and what may have been the briefest and shallowest of post-World War II recessions is probably behind us. Speaking before Congress in early March, Fed Chairman Alan Greenspan cited encouraging signs of improving economic output, among them a pickup in manufacturing, ongoing reduction in corporate inventories and an increase in overall demand in most - but not all - sectors.

Shifts in the economic weather sometimes lead us to shift our ground - we're tempted to step indoors when the outlook is cloudy and to rush back out as soon as skies brighten. But if market behavior of recent years has taught us anything, it's the basic lessons of sound investing: a long-term view and diversification. Jumping in and out of the market with each variation in climate is no more than guesswork. It is not timing the market that yields solid returns, but time in the market. And well-diversified portfolios, those that include growth and value stocks as well as bonds, always have the potential to hold up better in downturns than portfolios that concentrate on a single investment type.

Another lesson may have struck you as you filed this year's tax returns: many of us pay more in federal income taxes than we need to. Although April 15 has come and gone, consider making an appointment to go over this year's return with a qualified professional. You could uncover several ideas for cutting next year's bill, including newly expanded opportunities for owners of IRAs, sole proprietors and participants in corporate retirement plans. Your financial advisor can also explain the benefits of saving for retirement with Pioneer and our tax-sensitive investment options.

You can learn more about Pioneer's mutual funds and all of our products and services at www.pioneerfunds.com. And for questions about the Pioneer funds you own and advice on additional purchases, please contact your financial advisor. In times like these, the value of a good advisor is magnified.

All of us at Pioneer appreciate your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

Pioneer Large Cap Value Fund

PORTFOLIO SUMMARY 3/31/02

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

                             U.S. Common Stocks 100%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                         27%
Consumer Staples                   21%
Energy                             13%
Technology                         11%
Capital Goods                       7%
Telecommunication Services          6%
Utilities                           5%
Materials                           5%
Health Care                         3%
Transportation                      2%
Consumer Cyclicals                  1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1.     Citigroup, Inc.           4.14%       6.     Royal Dutch Petroleum Co.      2.10%
  2.     Conoco, Inc.              2.51        7.     ChevronTexaco Corp.            2.05
  3.     BellSouth Corp.           2.45        8.     National City Corp.            2.02
  4.     Gannett Co.               2.45        9.     Merrill Lynch & Co. Inc.       2.02
  5.     McGraw-Hill Co. Inc.      2.19       10.     Bank of America Corp.          1.97

Fund holdings will vary for other periods.

Pioneer Large Cap Value Fund

PERFORMANCE UPDATE 3/31/02                             CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        3/31/02   9/30/01
                 $8.68     $8.06

Distributions per Share   Income      Short-Term      Long-Term
(9/30/01 - 3/31/02)       Dividends   Capital Gains   Capital Gains
                          $0.020            -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart below shows the growth of a $10,000 investment made in Pioneer Large Cap Value Fund at public offering price, compared to the growth of the Russell 1000 Value Index and S&P 500/BARRA Value Index.

Average Annual Total Returns
(as of March 31, 2002)
                Net Asset    Public Offering*
Period            Value           Price
 Life-of-Fund
 (12/29/00)      -10.54%         -14.68%
 1 Year           -6.24%         -11.67%


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000


                 Pioneer Large    S&P 500/BARRA    Russell 1000
Date            Cap Value Fund     Value Index      Value Index
12/00                 9425           10000.00        10000.00
                      9369           10422.20        10329.05
                      9001            9731.42         9365.58
3/01                  8746            9347.32         8743.54
                      9218            9981.44         9446.08
                      9340           10085.85         9509.93
                      8907            9759.16         9295.11
7/01                  8765            9590.43         9168.19
                      8332            9036.10         8609.43
                      7597            8177.76         7879.29
                      7549            8177.76         8043.33
11/01                 8030            8696.72         8662.68
                      7974            8828.99         8755.04
                      7813            8586.73         8643.83
                      7926            8509.88         8471.64
3/02                  8200            8945.93         8819.75

The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its manage ment fee and subsidized other Fund expenses; otherwise, returns would have been lower.

The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the index. Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Large Cap Value Fund

PORTFOLIO MANAGEMENT DISCUSSION 3/31/02

The six-month period ending March 31, 2002 continued to be challenging for stock investing. In the following interview, Walter Hunnewell, Jr., a member of the Fund's portfolio management team, discusses fund performance during the past six months.

Q:  What was the investment environment for the period under review?

A: During the six months that ended March 31, 2002, the U.S. stock market responded to extraordinary and tumultuous events. In the final quarter of calendar year 2001, the markets continued to recover from the terrible events of September 11 and began to discount a bottoming in economic activity as well as the possibility of an economic rebound ahead.

Q:  What factors influenced Fund performance during the period?

A: For the six months ending March 31, 2002, Pioneer Large Cap Value Fund's total return at net asset value was 7.95% compared to a return of 9.39% for the Fund's benchmark, the S&P BARRA Value Index. The shortfall occurred during the final months of 2001 when the Fund's concentrated holdings in the telecommunications, financials and industrials sectors turned in weak performance. Additionally, the Fund's relatively defensive posture, characterized by a significant under-weighting of the industrial and consumer discretionary sectors, held us back somewhat as the market began to discount a possible cyclical rebound in the economy.

    Commencing early in 2002, we began adjusting the Fund's holdings to more closely track the S&P BARRA Value Index. Additionally, the number of holdings was increased to provide better diversification. The magnitude of sector under- and over-weightings also was reduced. These changes contributed to improved relative performance in the latter part of the period. For the three months that ended March 31, 2002, the Fund generated a total return based on net asset value of 2.84% compared to the 1.32% return for the benchmark S&P Barra Value Index.

Pioneer Large Cap Value Fund

Q:  What is your investment strategy?

A: We manage the Fund against our benchmark index, the S&P Barra Value, with the goal of better performance over longer periods of time. We seek to minimize, to the extent necessary, non-benchmark holdings to reduce the volatility of the Fund's returns relative to the Index. Our investment approach consists of investing in high quality, lower-risk companies that sell at market or lower earnings multiples.

    For example, in January, the Fund added Boeing and ITT Industries to its holdings. Boeing was purchased for its strong defense business and low overall valuation. In the case of ITT, we continue to be impressed with the new management team and believe ITT is well positioned to benefit from an upturn in the economy.

Q:  What is your outlook for the coming months?

A: We are optimistic about the potential for economic recovery. Nonetheless, we have included a prudent weighting in steadier-growth consumer staples and other similar enterprises with strong balance sheets and the wherewithal to prosper in a slower-growth economic environment.

Pioneer Large Cap Value Fund

SCHEDULE OF INVESTMENTS 3/31/02 (unaudited)

 Shares                                                           Value
           COMMON STOCKS - 100.0%
           Energy - 13.2%
           Integrated Oil & Gas - 10.8%
    85     Amerada Hess Corp.                                  $  6,746
   106     ChevronTexaco Corp.                                    9,569
   401     Conoco, Inc.                                          11,701
   200     Exxon Mobil Corp.                                      8,766
    60     Phillips Petroleum Co.                                 3,768
   180     Royal Dutch Petroleum Co.                              9,778
                                                               --------
                                                               $ 50,328
                                                               --------
           Oil & Gas Drilling - 1.1%
    65     Noble Drilling Corp.*                               $  2,690
    75     Transocean Offshore Inc.                               2,492
                                                               --------
                                                               $  5,182
                                                               --------
           Oil & Gas Exploration & Production - 1.3%
    65     Anadarko Petroleum Corp.                            $  3,669
    26     Murphy Oil Corp.                                       2,496
                                                               --------
                                                               $  6,165
                                                               --------
           Total Energy                                        $ 61,675
                                                               --------
           Materials - 5.3%
           Aluminum - 1.2%
   144     Alcoa, Inc.                                         $  5,435
                                                               --------
           Commodity Chemicals - 1.9%
   100     Air Products & Chemicals, Inc.                      $  5,165
    60     Praxair Inc.                                           3,588
                                                               --------
                                                               $  8,753
                                                               --------
           Diversified Chemicals - 0.7%
    60     PPG Industries, Inc.                                $  3,295
                                                               --------
           Diversified Metals & Mining - 0.2%
    65     Freeport-McMoRan Copper & Gold, Inc. (Class B)*     $  1,145
                                                               --------
           Paper Products - 0.8%
    30     Meadwestvaco Corp.                                  $    995
    40     Weyerhaeuser Co.                                       2,514
                                                               --------
                                                               $  3,509
                                                               --------

6   The accompanying notes are an integral part of these financial statements.

Pioneer Large Cap Value Fund

 Shares                                                  Value
           Steel - 0.5%
    40     Nucor Corp.                                $  2,570
                                                      --------
           Total Materials                            $ 24,707
                                                      --------
           Capital Goods - 7.1%
           Aerospace & Defense - 1.3%
    70     Boeing Co.                                 $  3,378
    30     General Dynamics Corp.                        2,819
                                                      --------
                                                      $  6,197
                                                      --------
           Electrical Components & Equipment - 1.6%
    60     American Power Conversion Corp.*           $    887
    80     Cooper Industries Inc.                        3,356
    60     Emerson Electric Co.                          3,443
                                                      --------
                                                      $  7,686
                                                      --------
           Industrial Conglomerates - 3.0%
    30     American Standard Companies, Inc.*         $  2,123
    30     Illinois Tool Works, Inc.                     2,171
    40     ITT Industries, Inc.                          2,522
    20     Minnesota Mining and Manufacturing Co.        2,300
    50     Parker Hannifin Corp.                         2,495
    42     Textron, Inc.                                 2,146
                                                      --------
                                                      $ 13,757
                                                      --------
           Industrial Machinery - 1.2%
    70     Caterpillar, Inc.                          $  3,980
    30     Ingersoll-Rand Co.                            1,501
                                                      --------
                                                      $  5,481
                                                      --------
           Total Capital Goods                        $ 33,121
                                                      --------
           Commercial Services & Supplies - 3.2%
           Data Processing Services - 2.7%
   140     Amdocs Ltd.*                               $  3,731
    50     DST Systems, Inc.*                            2,490
   110     Electronic Data Systems Corp.                 6,379
                                                      --------
                                                      $ 12,600
                                                      --------
           Diversified Commercial Services - 0.5%
    50     Sabre Group Holdings, Inc.*                $  2,336
                                                      --------
           Total Commercial Services & Supplies       $ 14,936
                                                      --------

The accompanying notes are an integral part of these financial statements.    7

Pioneer Large Cap Value Fund

 Shares                                              Value
           Transportation - 1.6%
           Air Freight & Couriers - 0.8%
    65     FedEx Corp.*                           $  3,777
                                                  --------
           Airlines - 0.8%
   180     Southwest Airlines Co.                 $  3,483
                                                  --------
           Total Transportation                   $  7,260
                                                  --------
           Automobiles & Components - 1.7%
           Automobile Manufacturers - 1.7%
    85     General Motors Corp.                   $  5,138
    35     Paccar, Inc.                              2,562
                                                  --------
                                                  $  7,700
                                                  --------
           Total Automobiles & Components         $  7,700
                                                  --------
           Hotels Restaurants & Leisure - 1.6%
           Restaurants - 1.6%
   100     Darden Restaurants                     $  4,059
   120     McDonald's Corp.                          3,330
                                                  --------
                                                  $  7,389
                                                  --------
           Total Hotels Restaurants & Leisure     $  7,389
                                                  --------
           Media - 10.0%
           Advertising - 0.8%
    40     Omnicom Group                          $  3,776
                                                  --------
           Movies & Entertainment - 3.3%
           AOL Time - Warner, Inc.*               $  6,456
   180     The Walt Disney Co.                       4,154
   100     Viacom, Inc. (Class B Non-voting)*        4,837
                                                  --------
                                                  $ 15,447
                                                  --------
           Publishing & Printing - 5.9%
   150     Gannett Co.                            $ 11,415
   150     McGraw-Hill Co., Inc.                    10,238
   125     Tribune Co.                               5,683
                                                  --------
                                                  $ 27,336
                                                  --------
           Total Media                            $ 46,559
                                                  --------
           Retailing - 3.8%
           Apparel Retail - 0.6%
    50     Nike, Inc.                             $  3,001
                                                  --------

8  The accompanying notes are an integral part of these financial statements.

Pioneer Large Cap Value Fund

 Shares                                                  Value
           Department Stores - 1.5%
   200     May Department Stores Co.                  $  6,970
                                                      --------
           General Merchandise Stores - 0.7%
    80     Costco Wholesale Corp.*                    $  3,186
                                                      --------
           Specialty Stores - 1.0%
   250     Toys "R" Us, Inc.*                         $  4,490
                                                      --------
           Total Retailing                            $ 17,647
                                                      --------
           Food & Drug Retailing - 4.9%
           Drug Retail - 1.7%
   240     CVS Corp.                                  $  8,239
                                                      --------
           Food Retail - 3.2%
    50     Hershey Foods Corp.                        $  3,427
   170     Kroger Co.*                                   3,767
   170     Safeway, Inc.*                                7,653
                                                      --------
                                                      $ 14,847
                                                      --------
           Total Food & Drug Retailing                $ 23,086
                                                      --------
           Food Beverage & Tobacco - 0.5%
           Soft Drinks - 0.5%
    85     The Pepsi Bottling Group, Inc.*            $  2,199
                                                      --------
           Total Food Beverage & Tobacco              $  2,199
                                                      --------
           Household & Personal Products - 0.3%
           Household Products - 0.3%
    28     Colgate-Palmolive Co.                      $  1,600
                                                      --------
           Total Household & Personal Products        $  1,600
                                                      --------
           Health Care Equipment & Services - 2.9%
           Health Care Distributors & Services - 2.9%
   205     Bristol-Myers Squibb Co.                   $  8,300
    83     Wyeth, Inc.*                                  5,449
                                                      --------
           Total Health Care Equipment & Services     $ 13,749
                                                      --------
           Pharmaceuticals & Biotechnology - 0.4%
           Pharmaceuticals - 0.4%
    35     Merck & Co., Inc.                          $  2,015
                                                      --------
           Total Pharmaceuticals & Biotechnology      $  2,015
                                                      --------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Large Cap Value Fund

 Shares                                                   Value
           Banks - 12.7%
   135     Bank of America Corp.                       $  9,183
   110     The Bank of New York Co., Inc.                 4,622
   136     Charter One Financial, Inc.                    4,246
   130     Fleet Boston Financial Corp.                   4,550
   200     J.P. Morgan Chase & Co.                        7,130
   307     National City Corp.                            9,443
   140     PNC Bank Corp.                                 8,609
   210     U.S. Bancorp                                   4,740
   140     Wells Fargo & Co.                              6,916
                                                       --------
                                                       $ 59,439
                                                       --------
           Total Banks                                 $ 59,439
                                                       --------
           Diversified Financials - 7.9%
           Diversified Financial Services - 7.9%
    40     Ambac Financial Group, Inc.                 $  2,363
   115     American Express Co.                           4,710
   390     Citigroup, Inc.                               19,313
   170     Merrill Lynch & Co., Inc.                      9,415
    30     T. Rowe Price Associates, Inc.                 1,168
                                                       --------
           Total Diversified Financials                $ 36,969
                                                       --------
           Insurance - 5.9%
           Life & Health Insurance - 0.7%
   120     Aflac, Inc.                                 $  3,540
                                                       --------
           Multi-Line Insurance - 3.1%
   120     American International Group, Inc.          $  8,657
    85     Hartford Financial Services Group, Inc.        5,790
                                                       --------
                                                       $ 14,447
                                                       --------
           Property & Casualty Insurance - 2.1%
    65     Chubb Corp.                                 $  4,752
    30     Progressive Corp.*                             4,999
                                                       --------
                                                       $  9,751
                                                       --------
           Total Insurance                             $ 27,738
                                                       --------

10  The accompanying notes are an integral part of these financial statements.

Pioneer Large Cap Value Fund

 Shares                                                 Value
           Real Estate - 0.8%
           Real Estate Investment Trusts - 0.8%
   120     Equity Office Properties Trust            $  3,599
                                                     --------
           Total Real Estate                         $  3,599
                                                     --------
           Technology Hardware & Equipment - 5.1%
           Computer Hardware - 2.0%
   125     Compaq Computer Corp.                     $  1,306
   150     Hewlett-Packard Co.                          2,691
    50     IBM Corp.                                    5,200
                                                     --------
                                                     $  9,197
                                                     --------
           Electronic Equipment & Instruments - 0.7%
    30     Raytheon Co.                              $  1,232
    40     W.W. Grainger, Inc.                          2,249
                                                     --------
                                                     $  3,481
                                                     --------
           Semiconductors - 1.4%
   200     Micron Technology, Inc.*                  $  6,580
                                                     --------
           Telecommunications Equipment - 1.0%
   390     Lucent Technologies, Inc.                 $  1,845
   200     Motorola, Inc.                               2,840
                                                     --------
                                                     $  4,685
                                                     --------
           Total Technology Hardware & Equipment     $ 23,943
                                                     --------
           Telecommunication Services - 6.2%
           Integrated Telecommunication Services - 6.2%
    83     Alltel Corp.                              $  4,611
   375     AT&T Corp.                                   5,888
   310     BellSouth Corp.                             11,427
   183     SBC Communications, Inc.                     6,852
                                                     --------
           Total Telecommunication Services          $ 28,778
                                                     --------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Large Cap Value Fund

 Shares                                                                              Value
           Utilities - 4.8%
           Electric Utilities - 4.8%
   125     Allegheny Energy, Inc.                                                 $  5,169
   100     American Electric Power Co., Inc.                                         4,609
    35     Dominion Resources, Inc.                                                  2,281
   220     Duke Energy Corp.                                                         8,316
    43     NSTAR                                                                     1,940
                                                                                  --------
           Total Utilities                                                        $ 22,315
                                                                                  --------
           TOTAL COMMON STOCKS
           (Cost $478,727)(a)                                                     $466,424
                                                                                  ========

* Non-income producing security

(a) At March 31, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $479,275 was as follows:

    Aggregate gross unrealized gain for all investments in which there
    is an excess of value over tax cost                                           $  20,695

    Aggregate gross unrealized loss for all investments in which there
    is an excess of tax cost over value                                           $ (32,450)
                                                                                  ---------
    Net unrealized loss                                                           $ (12,851)
                                                                                  =========
(b) At March 31, 2002, the Fund had a capital loss carryforward of $15,912 which will expire in 2009 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2002, aggregated $309,308 and $288,667, respectively.

12  The accompanying notes are an integral part of these financial statements.

Pioneer Large Cap Value Fund

BALANCE SHEET 3/31/02 (unaudited)

ASSETS:
  Investment in securities, at value (cost $478,727)     $466,424
  Cash                                                     33,938
  Receivables -
     Dividends and interest                                   461
  Due from Pioneer Investment Management, Inc.             12,315
  Other                                                     9,160
                                                         ---------
       Total assets                                      $522,298
                                                         ---------
LIABILITIES:
  Due to affiliates                                      $  2,920
  Accrued expenses                                         47,683
                                                         ---------
       Total liabilities                                 $ 50,603
                                                         ---------
NET ASSETS:
  Paid-in capital                                        $538,197
  Accumulated undistributed net investment income             198
  Accumulated net realized loss on investments            (54,397)
  Net unrealized loss on investments                      (12,303)
                                                         ---------
       Total net assets                                  $471,695
                                                         =========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  (Based on $471,695/54,346 shares)                      $   8.68
                                                         =========

The accompanying notes are an integral part of these financial statements.   13

Pioneer Large Cap Value Fund

STATEMENT OF OPERATIONS (unaudited)
For the Six Months Ended 3/31/02

INVESTMENT INCOME:
  Dividends                                                   $4,265
  Interest                                                       127
                                                              ------
     Total investment income                                               $   4,392
                                                                           ---------
EXPENSES:
  Management fees                                             $1,524
  Transfer agent fees                                            148
  Distribution fees                                              544
  Registration fees                                           18,247
  Professional fees                                           25,717
  Administrative fees                                         18,538
  Fees and expenses of nonaffiliated trustees                  4,066
  Custodian fees                                               4,894
  Printing                                                     6,706
  Miscellaneous                                                3,151
                                                              ------
     Total expenses                                                        $  83,535
     Less management fees waived and expenses reim-
       bursed by Pioneer Investment Management, Inc.                         (79,726)
                                                                           ---------
     Net expenses                                                          $   3,809
                                                                           ---------
       Net investment income                                               $     583
                                                                           ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                         $ (37,937)
  Net change in unrealized loss on investments                                71,088
                                                                           ---------
     Net gain on investments                                               $  33,151
                                                                           ---------
     Net increase in net assets resulting from operations                  $  33,734
                                                                           =========

14  The accompanying notes are an integral part of these financial statements.

Pioneer Large Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended 3/31/02

                                                         Six Months Ended   12/29/00
                                                             3/28/02           to
                                                           (unaudited)       9/30/01
FROM OPERATIONS:
 Net investment income                                      $     583       $    649
 Net realized loss on investments                             (37,937)       (16,460)
 Net unrealized gain (loss) on investments                     71,088        (83,391)
                                                            ---------       --------
   Net increase (decrease) in net assets resulting
     from operations                                        $  33,734       $(99,202)
                                                            ---------       --------
DISTRIBUTIONS TO SHAREOWNERS
 Net investment income:
  Class A ($0.02 and $0.00 per share, respectively)         $  (1,034)      $      -
                                                            ---------       --------
   Total distributions to shareowners                       $  (1,034)      $      -
                                                            ---------       --------
FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                           $  27,977       $ 17,291
 Cost of shares repuchased                                     (2,841)        (4,230)
                                                            ---------       --------
  Net increase in net assets resulting from fund
   share transactions                                       $  25,136       $ 13,061
                                                            ---------       --------
  Net increase (decrease) in net assets                     $  57,836       $(86,141)
                                                            ---------       --------
NET ASSETS:
 Beginning of period                                        $ 413,859       $500,000
                                                            ---------       --------
 End of period (including accumulated undistributed
  net investment income of $198 and $649,
  respectively)                                             $ 471,695       $413,859
                                                            =========       ========

                                  '02 Shares   '02 Amount   '01 Shares   '01 Amount
                                 (unaudited)   (unaudited)
CLASS A*
Shares sold                         3,346       $ 27,943      1,853      $ 17,291
Reinvestment of distributions           4             34          -             -
Less shares repurchased              (342)        (2,841)      (515)       (4,230)
                                    -----       --------      -----      --------
  Net increase                      3,008       $ 25,136      1,338      $ 13,061
                                    =====       ========      =====      ========

*fund shares were first offered on January 2, 2001.

The accompanying notes are an integral part of these financial statements.   15

Pioneer Large Cap Value Fund

FINANCIAL HIGHLIGHTS 3/31/02

                                                                    Six
                                                                   Months
                                                                   Ended              12/29/00
                                                                  3/31/02                to
                                                                (unaudited)           9/30/01
CLASS A (a)
Net asset value, beginning of period                            $    8.06           $   10.00
                                                                ---------           ---------
Increase (decrease) from investment operations:
  Net investment income                                         $    0.01           $    0.01
  Net realized and unrealized gain (loss) on investments             0.59               (1.95)
                                                                ---------           ---------
   Net decrease from investment operations                      $    0.60           $   (1.94)
                                                                ---------           ---------
   Distributions to shareowners
    Net Investment Income                                       $   (0.02)          $       -
                                                                ---------           ---------
  Net decrease in net asset value                               $    0.62           $   (1.94)
                                                                ---------           ---------
  Net asset value, end of period                                $    8.68           $    8.06
                                                                =========           =========
Total return*                                                        7.95%             (19.40)%
Ratio of net expenses to average net assets+                         1.75%**             1.75%**
Ratio of net investment income to average net assets+                0.27%**             0.18%**
Portfolio turnover rate                                               138%**               54%**
Net assets, end of period (in thousands)                        $     437           $     414
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for
  fees paid indirectly:
  Net expenses                                                       38.33%**            27.84%**
  Net investment loss                                               (36.31)%**          (25.91)%**

(a) Class A shares were first offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.


16 The accompanying notes are an integral part of these financial statements.

Pioneer Large Cap Value Fund

NOTES TO FINANCIAL STATEMENTS 3/31/02 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Large Cap Value Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on August 25, 2000 and commenced operations on December 29, 2000. Prior to December 29, 2000 the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD). The investment objective of the Fund is to seek long-term capital growth by investing primarily in domestic equity securities. Fund shares were first publicly offered on January 2, 2001.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Large Cap Value Fund

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. PFD, the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned no underwriting commissions from the sale of Fund shares during the six months ended March 31, 2002.

2.  Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion.

PIM has agreed not to impose all or portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.75% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At

Pioneer Large Cap Value Fund

March 31, 2002, $2,680 was payable to PIM related to management fees, administration fees and certain other services.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $51 in transfer agent fees payable to PIMSS at March 31, 2002.

4. Distribution Plan

The Fund adopted a plan of distribution for Class A shares in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Included in due to affiliates is $189 in distribution fees payable to PFD at March 31, 2002.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                          1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                          1-800-225-4240

Our Internet e-mail address                 ask.pioneer@pioneerinvest.com
for general questions about Pioneer only)


Visit our web site:                                  www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus. For information on other Pioneer mutual funds, including charges and expenses, call 800-225-6292 and request a prospectus. Please read it carefully before investing or sending money.


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Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   11836-00-0502
                                        (C) 2002 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
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